Exhibit 99.1

2026  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  210263 Black Spade BC Proxy Card Rev1 - Front PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/XXXXXX MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on XXXXX XX, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK  EASY BLACK SPADE ACQUISITION III CO PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BLACK SPADE ACQUISITION III CO The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated XXXXX XX, 2026, in connection with the extraordinary general meeting of shareholders (the "Meeting") of Black Spade Acquisition III Co to be held at XX:XX a.m. Eastern Time on XXXXX XX, 2026, via a virtual meeting at https://www.cstproxy.com/XXXXXX, and hereby appoints XXXXXXXXXX and XXXXXXXXXX, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all the shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)

2026 Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders of Black Spade Acquisition III Co to be held on XXXXX XX, 2026 To view the Proxy Statement and to Attend the Meeting, please go to: https://www.cstproxy.com/XXXXXXX 210263 Black Spade BC Proxy Card Rev1 - Back Proposal No. 6 — The Charter Proposal — to consider and vote upon a proposal by way of special resolution to approve and adopt the proposed second amended and restated Memorandum and Articles of Association of the surviving company of the Merger (the "Post-Closing Company's Charter") effective from the effective time of the Merger. Proposal No. 7 — The Governance Proposal — to consider and vote upon a proposal, on a non-binding advisory basis, to approve certain governance provisions in the Post-Closing Company's Charter, presented separately in accordance with the SEC requirement. Proposal No. 8 — The Incentive Plan Proposal — to consider and vote upon a proposal, by way of ordinary resolution, to approve and adopt the Astrum 2026 Equity Incentive Plan and the material terms thereof, including the authorization of the initial share reserve thereunder. Proposal No. 9 — The Director Election Proposal — to consider and vote upon a proposal, by way of ordinary resolution, to elect the following five directors to serve on the board of directors of the post-closing combined company, in each case, until their respective successors are duly elected and qualified. Proposal No. 10 — The Adjournment Proposal — to consider and vote upon a proposal by way of ordinary resolution to adjourn the Meeting to a later date or dates to be determined by the chairman of the Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve one or more of the proposals above, or if the Chairman of the Meeting, in his sole and absolute discretion, decides it is necessary. Proposal No. 1 — The Business Combination Proposal — to consider and vote upon a proposal to ratify, approve and adopt by way of ordinary resolution the Business Combination Agreement, dated as of August 27, 2026, and amended as of November 5, 2026, by and among Black Spade III, Astrum Space Inc ("Astrum") and Astrum Networks Pte. Ltd. ("Astrum Singapore"), as may be amended, supplemented or restated from time to time (the "Business Combination Agreement"), and the transactions contemplated therein (the "Transactions"), including the merger whereby Astrum will merge with and into Black Spade III, with Black Spade III surviving the merger and the securityholders of Astrum becoming securityholders of Black Spade III (the "Business Combination") (the "Business Combination Proposal"). A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A (Business Combination Agreement). Proposal No. 2 — The Merger Proposal — to consider and vote upon a proposal to authorize and approve by way of special resolution the Plan of Merger made in accordance with the provisions of Section 233 of the Companies Act (As Revised) of the Cayman Islands and the Business Combination. Proposal No. 3 — The Change of Name Proposal — to consider and vote upon a proposal, by way of special resolution, to approve the change of name of Black Spade III from "Black Spade Acquisition III Co" to "Astrum Space Company", effective from the effective time of the Merger. Proposal No. 4 — The Authorized Share Capital Amendment Proposal — to consider and vote upon a proposal, by way of ordinary resolution, to amend the authorized share capital of Black Spade III from: US$16,650.00 divided into 150,000,000 Class A ordinary shares of a par value of US$0.0001 each, 15,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,500,000 preference shares of a par value of US$0.0001 to: US$50,000 divided into 400,000,000 Class A ordinary shares of a par value of US$0.0001 each and 100,000,000 preference shares of a par value of US$0.0001 each, effective from the effective time of the Merger. Proposal No. 5 — The NYSE Proposal — to consider and vote upon a proposal, by way of ordinary resolution, for purposes of complying with the applicable provisions of Section 312.03 of the NYSE's Listed Company Manual, the issuance of BIII Class A Ordinary Shares pursuant to the Business Combination Agreement, including the approval of (a) the issuance of more than 20% of BIII's issued and outstanding ordinary shares in connection with the Business Combination and (b) the issuance of BIII Class A Ordinary Shares that will result in a change of control. Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Please mark your votes like this X CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN